KemPharm INC

Q2 2022 Results Call

August 11, 2022

Trademarks herein are held by their respective owners.

Cautionary Note Regarding Presentation Information

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, including without limitation and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," "believe," "potential," "should," "continue," "could," "intend," "target," "predict," or the negative versions of those words or other comparable words or expressions, although not all forward-looking statements contain these identifying words or expressions. Forward-looking statements are not guarantees of future actions or performance. These forward-looking statements include statements regarding the promise and potential impact of our preclinical or clinical trial data, including without limitation the timing and results of any clinical trials or readouts, the timing or results of any IND applications, the potential uses or benefits of arimoclomol, KP1077, SDX or any other product candidates for any specific disease indication or at any dosage, the potential benefits of any of KemPharm's product candidates, the success or timing of the launch or commercialization of AZSTARYS or any other products or related sales milestones, the sufficiency of cash to fund operations, our plans or ability to seek funding, our plans with respect to our share repurchase program, and our strategic and product development objectives. These forward-looking statements are based on information currently available to KemPharm and its current plans or expectations and are subject to a number of known and unknown uncertainties, risks and other important factors that may cause our actual results, performance or achievements expressed or implied by the forward-looking statements. These and other important factors are described in detail in the "Risk Factors" section of KemPharm's Annual Report on Form 10-K for the year ended December 31, 2021, as updated by the Quarterly Report on Form 10-Q for the three months and six months ended June 30, 2022, and KemPharm's other filings with the Securities and Exchange Commission.

While we may elect to update such forward-looking statements at some point in the future, except as required by law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to this presentation.

This presentation also may contain estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Q2 2022 Results Call Agenda

1) Introduction	**Travis Mickle, Ph.D.** President and Chief Executive Officer
2) AZSTARYS® Update	**Perry Sternberg** President and Chief Executive Officer, Corium, Inc
3) Product Development Updates	**Travis Mickle**
4) Financial Update	**R. LaDuane Clifton, CPA** Chief Financial Officer, Secretary & Treasurer
5) Question and Answer	

AZSTARYS®

d-Methylphenidate Prodrug Product for the Treatment of ADHD

Corium, Inc. – AZSTARYS® Commercialization

End-to-End Pharma Company

- ✓ Developing and commercializing innovative CNS therapies
- ✓ Owned by affiliate of Gurnet Point Capital
- ✓ Offices and manufacturing facility in Grand Rapids, MI and Boston, MA


Rx
Corium
ADHD

Commercial Focus

- ✓ Two CNS product approvals in past 12 months
- ✓ AZSTARYS (March 2021) and ADLARITY® (March 2022 for Alzheimer's dementia)

ADHD Expertise

- ✓ Led by Perry Sternberg and team with broad ADHD expertise, including former Shire executives responsible for helping Vyvanse® achieve blockbuster status

CDMO Capabilities

- ✓ Transdermal development and manufacturing expertise
- ✓ Developed and manufacturing several consumer and FDA approved drug products

AZSTARYS® Product Overview

- Approved by the U.S. FDA in March 2021
- Indicated for the treatment of ADHD in patients 6 years of age and older
- Contains 70% prodrug of d-MPH (serdexmethylphenidate, or SDX) co-formulated with 30% immediate release d-MPH,
- Product is a Schedule II drug, with SDX component being Schedule IV
- First and only approved methylphenidate-based drug containing SDX
- Patent protection until at least 2037

AZSTARYS® - U.S. Commercial Launch Update

Rx Growth

- Steady growth in prescriptions during market introduction phase in both breadth and depth of prescribing
- Increasing number of pharmacies ordering AZSTARYS based on geographic areas in which Corium places sales representatives

National Launch Progress

- Initial regional launch in 2021 and early 2022 focused on geographies with product coverage
- As of July 2022, National field team deployed comprised of ~175 field sales reps
- Held first AZSTARYS National Sales Meeting in July 2022 in connection with National launch
- Significant market access success, with coverage of almost 145 million lives and preferred status for 35 million of those covered lives

Adult ADHD Market

- Increasing commercial team focus on adult market
- With Takeda pulling back on Vyvanse field sales promotion we are expanding call deck from just pediatric targets into adults

KEMPHARM VALUE PROPOSITION

Innovative pharma company with a proven regulatory track record targeting rare CNS, neurodegenerative and lysosomal storage diseases

Revenue-generating assets with significant commercial potential in areas of high unmet need

Strong balance sheet which is expected to fund operations and U.S. commercial build beyond 2025

KemPharm: Q2 2022 and Recent Highlights

Arimoclomol Acquisition

- ✓ NDA-stage asset expands pipeline targeting rare orphan CNS diseases
- ✓ "Capital efficient" deal structure w/potential for positive cash flow, and no shareholder dilution
- ✓ Potential to re-file NDA as early as **Q1 2023**

KP1077 Development Program

- ✓ KP1077 IND for IH submitted to FDA
- ✓ Phase 2 trial initiation in IH in 2H 2022
- ✓ Cardiovascular trial initiated; topline data as early as Q3 2022

AZSTARYS® National Launch

- ✓ Full national team in place; ~175 reps
- ✓ ~145M+ covered commercial lives; preferred status for 35 million of those covered lives
- ✓ Expanded launch of AZSTARYS supports revenue potential from royalties and milestones

Strong Balance Sheet to Support Value Creation

- ✓ Cash, cash equivalents and investments of **$114.5M** as of June. 30, 2022
- ✓ Solid balance sheet supports development efforts and other pipeline expansion activities
- ✓ Available capital extends cash runway beyond 2025

Product Development Updates

Arimoclomol - Expanding Pipeline Targeting Rare Diseases

Aligns with strategy to build value through the development and commercialization of novel treatments for rare diseases

Niemann-Pick disease type C

- ✓Ultra-rare progressive, disabling and fatal lysosomal storage disorder
- ✓No approved treatments exist in the U.S. for NPC

High Upside Opportunity

- ✓NDA-stage investigational drug candidate
- ✓KemPharm has expertise in NDA resubmissions following CRLs


ARIMOCLOMOL

Favorable Acquisition Terms

- ✓"Capital efficient" financial structure with potential for positive cash flow and no shareholder dilution

Early Access Programs

- ✓Available to NPC patients in the U.S., France, Germany and other European countries
- ✓French EAP expected to generate annual gross revenue of ~$12M

Near-Term Opportunity to Commercialize and Retain Full Market Value

Arimoclomol represents an opportunity for KemPharm to launch with a small, focused commercialization effort which can be foundation for future rare products, including KP1077

1. Typically, ultra-rare disease commercial teams are less than 20 individuals which can be expanded as additional products are approved
2. Lower marketing spend since population is well defined and physicians are primarily located in treatment centers
3. Patient advocacy groups and relationships with treatment centers are also key drivers
4. Existing network of relationships with treatment centers and physicians already participating in early access programs in the U.S. and E.U.
5. Partnerships/licensing opportunities may be available in other markets (Japan, China, others)

KP1077 – Product Candidate Overview

KemPharm is advancing KP1077 as a potential therapeutic treatment for Idiopathic Hypersomnia (IH)

Serdexmethylphenidate

- ✓100% SDX with multiple dosing options
- ✓SDX has already been designated C-IV by DEA

Regulatory & IP Advantages

- ✓Eligible for Fast-Track, Orphan Drug and Breakthrough Therapy designation
- ✓Solid IP through 2037 and potentially beyond



SDX
KP1077

Dosing Addresses Symptoms

- ✓Dosed either 1x daily at bedtime or 2x daily at bedtime and at waking
- ✓Potential to address primary IH symptoms: sleep inertia and brain fog

Improved Safety & Tolerability

- ✓Greater tolerability and lower cardiovascular effects could allow for higher, more effective dosing (i.e. greater efficacy)
- ✓No DDI potential with hormonal contraceptives; antidepressants

Upcoming Clinical and Regulatory Milestones Create Potential Near-Term Value

Milestone	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023
Arimoclomol							
Re-file NDA for NPC							
KP1077 for IH							
Type B meeting with FDA							
IND filing/may proceed	✓						
Phase 1 CV differentiation trial	✓						
Phase 2 trial							
KP1077 for Narcolepsy							
Type B meeting with FDA							
IND filing							
Phase 2/3 trial initiation							

*Note: **Blue** box denotes activity timeframe*

Financial Update and Upcoming Milestones

Financial Position is a Source of Strength

Q2 2022 Income Statement Details:

- Net revenue of $1.3M, derived from arimoclomol product sales under the French EAP, consulting services fees and royalties
- Q2 2022 net loss attributable to common stockholders of ($24.0M), or ($0.70) per basic and diluted share, driven primarily by one-time non-cash expense related to the arimoclomol asset acquisition of $17.7M
- Adjusted net loss excluding the arimoclomol asset acquisition expense is ($6.4M), or ($0.19) per basic and diluted share

Balance Sheet Details as of Jun. 30, 2022:

- Cash, cash equivalents and investments were $114.5M, a decrease of $4.6M compared to Q1 2022
- Line of credit for the arimoclomol acquisition expected to be serviced by the cashflow from French EAP
- Available cash, cash equivalents and investments extends cash runway beyond 2025

KemPharm INC

Addressing Rare CNS, Neurodegenerative and Lysosomal Storage Diseases

For additional information please contact:
Jason Rando
jrando@tiberend.com